Exhibit 99.1

Shore Bancshares, Inc. Reports Quarterly Dividend of $0.12 Per Share

Easton, Maryland (11/2/2021) - Shore Bancshares, Inc. (NASDAQ - SHBI) announced that the Board of Directors has declared a quarterly common stock dividend in the amount of $0.12 per share, payable November 30, 2021 to stockholders of record on November 12, 2021.

“We are pleased to announce the continuation of our quarterly cash dividend of $0.12 per share.” said Lloyd L. “Scott” Beatty, Jr., President and Chief Executive Officer. “The third quarter and year-to-date results for 2021 have resulted in solid earnings and healthy loan and deposit growth. Now that we have completed our acquisition of Severn Bancorp, Inc. we welcome our new shareholders to the Shore Bancshares family. We remain focused on integrating our operations and products while leveraging new revenue streams and finding cost effective ways to delivering our services to our valued customers. As always, we are committed to growth and enhancing shareholder value.”

Shore Bancshares Information

Shore Bancshares is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank, National Association. Shore Bancshares engages in trust and wealth management services through Wye Financial Partners, a division of Shore United Bank, N.A.

Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

Certain statements contained in this press release may be considered forward-looking statements regarding the Company, including its wholly-owned subsidiary Shore United Bank, N.A., and the Company’s acquisition of Severn and Severn Savings Bank, FSB. These forward-looking statements may include: statements regarding the acquisition, statements regarding the Company’s plans, expectations and projections of future financial and operating results, as well as objectives, expectations or consequences of the announced transaction. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that the Company anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits of the acquisition may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the parties are unable to successfully implement integration strategies; reputational risks and the reaction of the companies’ employees or customers to the transaction; that the COVID-19 pandemic, including uncertainty and volatility in financial, commodities and other markets, and disruptions to banking and other financial activity, could harm Shore’s business, financial position and results of operations, and could adversely affect the anticipated benefits of the acquisition; and those factors and risks referenced from time to time in Shore’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including Shore’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC. SEC filings are available free of charge on the SEC’s website at www.sec.gov.

For any forward-looking statements made in this press release or in any documents, Shore claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Except to the extent required by applicable law or regulation, the Company disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made.

For further information contact: Edward Allen, Executive Vice President, Chief Financial Officer,

410-763-7800